EXHIBIT 10.61

                      THE UNIROYAL TECHNOLOGY CORPORATION

                                 2000 STOCK PLAN

                          AMENDED TO NOVEMBER 30, 2000



1.                Purpose.

         The purpose of the 2000 Stock Plan (the "Plan") of Uniroyal Technology Corporation, a Delaware corporation (the "Company"), is to attract and retain officers, employees, directors and independent contractors of the Company, or any Subsidiary or Affiliate which now exists or hereafter is organized or acquired, and to furnish additional incentives to such persons by encouraging them to acquire a proprietary interest in the Company. The Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act and shall be interpreted in a manner consistent with the requirements thereof.

2.                Definitions.

         For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means any entity (whether or not incorporated) if, at the time of granting of Restricted Stock, the entity controls, is controlled by or is under common control with the Company.

(b)  "Board" means the Board of Directors of the Company.

(c) "Cause" means (A) a Participant's conviction of any crime or offense constituting a felony under applicable law or any other crime or offense constituting fraud, embezzlement, theft, larceny or misappropriation, (B) a Participant's breach or violation of the agreement between the Company and such Participant setting forth the terms and conditions of an award of Stock or Restricted Stock under the Plan, (C) a Participant's frequent and unjustifiable absenteeism, other than solely by reason of illness or physical or mental disability and (D) a Participant's willful misconduct or gross negligence in the performance of such Participant's services to the Company or a Subsidiary, as determined by the Board acting in its sole discretion and good faith.

(d) "Change in Control" means a change in control of the Company, which will be deemed to occur if:

         (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than an Exempt Person) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; provided that no Change of Control shall be deemed to have occurred as a result of an acquisition by the Company of any of its then outstanding voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares of voting securities beneficially owned by any person to 50% or more of the combined voting power of the Company's then outstanding voting securities; provided further, that if a person shall become the beneficial owner of 50% or more of the combined voting power of the Company's then outstanding voting securities by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of any additional voting securities of the Company, then a Change of Control shall be deemed to have occurred; and provided further, that, notwithstanding anything to the contrary contained in the Plan, if the Board determines in good faith that a person who would otherwise be a beneficial owner as defined pursuant to the foregoing provisions of this paragraph has become such inadvertently, in a manner that otherwise would cause a Change of Control, and such person divests as promptly as practicable a sufficient number of voting securities so that such person would no longer be a beneficial owner, then a Change of Control shall be deemed not to have occurred for any purposes of this Plan;

         (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause
         (i), (iii) or (iv) of this Section 2(d)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

         (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinbefore defined), other than an Exempt Person, acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

         (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(f) "Committee" means the Option Committee of the Board or such other committee as the Board shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons. The Committee shall consist solely of individuals who are "non-employee directors" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

(g) "Company" means Uniroyal Technology Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(h) "Disability" means the inability of a Participant to perform his or her duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Company's policies.

(i) "Employee" means any officer or employee of the Company, any Subsidiary or any Affiliate (as determined by the Committee in its sole discretion).

(j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Exempt Person" means (1) the Company, (2) any trustee or any fiduciary holding securities under an employee benefit plan of the Company, (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or (4) any person or group of persons who, immediately prior to the adoption of this Plan, owned more than 50% of the combined voting power of the Company's then outstanding securities.

(l) "Fair Market Value" means, with respect to a share of Stock on an applicable date:
         (i) If the Stock is traded on a national securities exchange, including the National Market System of the National Association of Securities Dealers Automated Quotation System, (A) the average of the high and low reported sales price regular way per share of Stock on the principal national securities exchange on which the Stock is traded or (B) if no reported sales take place on the applicable date, the average of the highest bid and lowest asked price of the Stock on such exchange or (C) if no such quotation is made on such date, on the next preceding day (not more than ten business days prior to the applicable date) on which there were reported sales or such quotations.

         (ii) If the Stock is not traded on a national securities exchange but quotations are available for Stock on the over-the-counter market, (A) the mean between the highest bid and lowest asked quotation on the over-the-counter market as reported by the National Quotations Bureau, or any similar organization, on the applicable date or (B), if no such quotation is made on such date, on the next preceding day (not more than ten business days prior to the applicable date) on which there were such quotations.

         (iii) If the Stock is neither traded on a national securities exchange nor are quotations therefor available on the over-the-counter market or if there are no sales or quotations in the ten business days immediately prior to the applicable date, as determined in good faith by the Committee in a manner consistently applied.

(m)  "Participant"  means  any  officer,   Employee,   director  or  independent
contractor of the Company, a Subsidiary or an Affiliate designated by the Committee to receive Stock or Restricted Stock under the Plan.

(n) "Plan" means this Uniroyal Technology Corporation 1999 Stock Plan, as amended from time to time.

(o) "Restricted Period" means the period during which shares of Restricted Stock are subjected to forfeiture and restrictions on transferability pursuant to
Section 6 of the Plan.

(p) "Restricted Stock" means Stock granted to a Participant pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 6 of the Plan.

(q) "Retirement" means termination of a Participant's employment on or after the Participant's normal retirement date.

(r) "Rule 16b-3" means Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(s) "Securities Act" means the Securities Act of 1933, as amended.

(t) "Stock" means the common stock, par value $.01 per share, of the Company.

(u) "Stock Award" means Stock granted to a Participant under Section 7 of the Plan and subject to the terms and conditions of this Plan.

(v) "Subsidiary" means any corporation in which the Company, directly or indirectly, owns stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation.


3.                Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards of Stock and Restricted Stock; to determine the persons to whom and the time or times at which awards of Stock and Restricted Stock should be granted; to determine the number of shares of Stock and Restricted Stock to be granted and the terms, conditions and restrictions relating to any awards of Restricted Stock; to determine whether, to what extent and under what circumstances awards of Stock and Restricted Stock may be canceled, forfeited, exchanged or surrendered; to make adjustments in the terms and conditions of, and the criteria included in, awards of Stock and Restricted Stock in recognition of unusual or non-recurring events affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any awards of Stock and Restricted Stock; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Stock Agreements and Restricted Stock Agreements (which need not be identical for each Participant); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and any Subsidiary or Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award of Stock or Restricted Stock granted hereunder.

4.                Granting and Establishing Terms of Awards.

         The Committee shall have authority, subject to the terms of the Plan, to determine the officers, employees, directors and independent contractors of the Company or any Subsidiary or Affiliate eligible for awards of Stock and Restricted Stock and those to whom Stock and Restricted Stock shall be granted, the number of shares of Stock to be covered by each award of Stock and Restricted Stock, the time or times at which Stock and Restricted Stock shall be granted, the terms and provisions of the instruments by which Stock and Restricted Stock shall be evidenced; and to determine the period of time during which restrictions on Restricted Stock shall remain in effect. The grant of Stock or Restricted Stock to any Participant shall neither entitle such Participant to, nor disqualify him from, participation in any other award of Stock or Restricted Stock.

5.                Stock Subject to the Plan.

         The maximum number of shares of Stock reserved for the award of Stock and Restricted Stock under the Plan shall be 250,000 shares of Stock, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in private transactions or otherwise. If any shares of Stock or Restricted Stock are forfeited, canceled, exchanged or surrendered, the shares of Stock and Restricted Stock shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available under the Plan. In no event shall any Participant acquire, pursuant to any awards of Stock or Restricted Stock under this Plan, more than 50% of the aggregate number of shares of Stock reserved for awards under the Plan.

         In the event that the Committee shall determine, in its sole discretion, that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse split, any reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, license arrangement, strategic alliance or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Participants in the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to (i) the number and kind of shares of Stock which may thereafter be issued in accordance with the Plan, or, (ii) the number and kind of shares of Stock issued or issuable in respect of the Plan.

6.                Specific Terms of Grants of Restricted Stock.

(a) Grant of Restricted Stock. Any award made hereunder of Restricted Stock shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Participant to pay the Company an amount equal to at least the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion. The Committee may require that, as a condition to any award of Restricted Stock under the Plan, the Participant shall have entered into an agreement with the Company setting forth the terms and conditions of such award and such other matters as the Committee, in its sole discretion, shall have determined. As determined by the Committee, the Company shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period.

(b) Restrictions on Transferability. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided.

(c) Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to Restricted Stock, including, without limitation, the right to vote and the right to receive dividends.

(d) Lapse of Restricted Period. The Restricted Period shall commence upon the date of grant and shall lapse with respect to the shares of Restricted Stock on the earlier of (a) the date specified by the Committee at the time of the grant or (b) the date of a Change of Control, unless sooner terminated as otherwise provided herein.

(e) Legend. Each certificate issued to a Participant in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and shall bear the following (or similar) legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER SAID ACT OR IN COMPLIANCE WITH AN EXEMPTION THEREFROM. ADDITIONALLY, THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
         SUBJECT TO THE TERMS AND CONDITIONS OF THE UNIROYAL TECHNOLOGY CORPORATION 1999 RESTRICTED STOCK PLAN AND AN AGREEMENT BETWEEN
         UNIROYAL TECHNOLOGY CORPORATION AND THE HOLDER OF RECORD OF THIS CERTIFICATE PURSUANT TO SUCH PLAN, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN CONTRAVENTION OF SUCH PLAN OR SUCH AGREEMENT SHALL BE VALID OR EFFECTIVE. COPIES OF SUCH PLAN AND SUCH
         AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF UNIROYAL TECHNOLOGY CORPORATION"

(f) Death, Disability, Retirement or Termination of Employment. Unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be an officer of, in the employ of, a director of, or maintain an independent contractor relationship with, the Company or any Subsidiary or Affiliate by reason of death, the Restricted Period covering all shares of Restricted Stock issued to such Participant under the Plan shall immediately lapse. Except as set forth in the immediately preceding sentence, unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be an officer of, in the employ of, a director of, or maintain an independent contractor relationship with, the Company or any Subsidiary or Affiliate by reason of Disability or Retirement, or for any reason other than for Cause, all shares of Restricted Stock issued to such Participant shall remain subject to the restrictions on transferability pursuant to Section 6(b) until the lapse of the Restricted Period pursuant to Section 6(d).

(g) Termination for Cause. Unless the Committee shall otherwise determine at the date of grant, if a Participant's service as an officer, employee, director or independent contractor with the Company or any Subsidiary is terminated for Cause at any time prior to the date when the Restricted Period lapses, all shares of Restricted Stock owned by such Participant shall revert back to the Company upon the such termination.

(h) Issuance of new Certificates. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed under Section 6 and the Company shall issue or have issued new share certificates without the legend described in Section 6 in exchange for those previously issued.

7.                Specific Terms of Awards of Stock.

(a) In General. A Stock Award is a grant of Stock or a right to receive Stock (or its cash equivalent or a combination of both) in the future. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine and shall be based on annual Stock ownership targets set by the Committee.

(b) Awards to Employees. Each Participant who is an Employee will be set an annual goal of spending 10% of the sum of the Employee's base salary plus potential under the Company's Management Incentive Plan for that calendar year to purchase Stock, subject to such other conditions as may be established by the Committee. If the Employee meets such goal, the Company will issue Stock under the Plan representing 25% of the dollar amount paid by the employee for or the dollar value of Savings Plan funds transferred for shares purchased by such Employee under the Plan up to 150% of the annual goal.

(c) Awards to Directors. Each non-officer director of the Company may participate in the plan by spending at least $25,000 to purchase Stock during a calendar year. The Company will issue Stock under the Plan to each Participant who is a non-officer director of the Company representing 25% of the dollar amount paid by the non-officer director shares purchased by such director under the Plan during the calendar year up to 150% of the $25,000.

(d) Dividends and Dividend Equivalents. Stock Awards granted under the Plan include the right to receive dividend or dividend equivalent payments.

(e) Calculation of Stock to Be Issued. The number of shares of Stock issued by the Company pursuant to subsections (b) and (c) above will be based on the closing price of the Stock on the Nasdaq National Market on the last trading day of the calendar year for which the award is being made.

8.                General Provisions.

(a) Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Stock and Restricted Stock thereunder, and the other obligations of the Company under the Plan and any Stock Agreement or Restricted Stock Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock until completion of stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

(b) No Right to Continued Employment, or Benefits. Nothing in the Plan or in any Stock granted or Stock Agreement or Restricted Stock Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue as an officer of, in the employ of, as a director of, or an independent contractor to, the Company, any Subsidiary or any Affiliate, as the case may be, or to be entitled to any remuneration or benefits not set forth in the Plan or such Stock Agreement or Restricted Stock Agreement or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such Participant's service with the Company, any Subsidiary or any Affiliate.

(c) Taxes. The Company, or any Subsidiary is authorized to withhold from any payment relating to Stock or Restricted Stock under the Plan or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving Stock or Restricted Stock, and to take such other action as the Committee may deem advisable to enable the Company and a Participant to satisfy obligations for the payment of withholding taxes and other tax obligations relating to Stock and Restricted Stock. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

(d) Amendment and Termination of the Plan. The Board or Committee may terminate the Plan, in whole or in part, may suspend the Plan, in whole or in part from time to time, and may amend the Plan from time to time, including the adoption of amendments deemed necessary or desirable to qualify the grants of Stock and Restricted Stock under the laws of various states (including tax laws), or to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any grant of Stock or Restricted Stock thereunder, without the approval of the shareholders of the Company; provided, however, that no action shall be taken without the approval of the shareholders of the Company to increase the number of shares of Stock that may be awarded hereunder, increase the benefits accruing to Participants under the Plan, change the requirements as to eligibility to participate in the Plan, withdraw administration from the Committee. No amendment or termination or modification of the Plan shall in any manner affect grants of Stock or Restricted Stock without the consent of the Participants, unless the Committee has made a determination that an amendment or modification is in the best interest of all persons to whom grants have been made. The Plan shall terminate when all shares of Stock subject to awards of Stock or Restricted Stock under the Plan have been issued and are no longer subject to forfeiture under the terms hereof unless earlier terminated by the Board or the Committee.

(e) No Rights to Stock. No Participant shall have any claim to be granted any Stock or Restricted Stock under the Plan, and there is no obligation for uniformity of treatment of Participants.

(f) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

(g) Effective Date. The Plan shall take effect upon its adoption by the Board (the "Effective Date"), but the Plan (and any grants of Stock or Restricted Stock made prior to the stockholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the Effective Date. In the absence of such approval, such grant of Stock or Restricted Stock shall be null and void.

(h) Savings Provision. Any action taken by the Committee or the Board pursuant to the Plan, and any provision of the Plan, is null and void if it does not comply with the requirements of Rule 16b-3 and would otherwise result in liability under Section 16(b) of the Exchange Act.